UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 27, 2022

CareTrust REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-36181	46-3999490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Registrant’s telephone number, including area code: (949) 542-3130

905 Calle Amanecer, Suite 300, San Clemente, CA	92673
(Address of principal executive offices)	(Zip Code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CTRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 27, 2022, Greg Stapley, former Chief Executive Officer and current Executive Chairman of the Board of Directors (the “Board”) of CareTrust REIT, Inc. (the “Company”), resigned as a member of the Board, effective June 28, 2022.

On June 28, 2022, the Board appointed David Sedgwick, the Company’s current President and Chief Executive Officer, to the Board, effective immediately following Mr. Stapley’s resignation from the Board on June 28, 2022. As an employee of the Company, Mr. Sedgwick will not receive any separate compensation for his service on the Board, nor will he serve on any committee of the Board. Biographical information for Mr. Sedgwick can be found in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 18, 2022, which such information is incorporated herein by reference.

Also on June 28, 2022 and in connection with the appointment of Mr. Sedgwick to the Board, Diana Laing, current Lead Independent Director of the Board, was appointed to serve as independent Chair of the Board, effective immediately following Mr. Stapley’s resignation from the Board on June 28, 2022, and ceased serving as Lead Independent Director on that date.

There are no arrangements or understandings between Mr. Sedgwick and any other persons pursuant to which he was appointed as a director of the Company. Mr. Sedgwick is Mr. Stapley’s brother-in-law. Otherwise, there are no family relationships between Mr. Sedgwick and any director or executive officer of the Company. Mr. Sedgwick has no direct or indirect material interest in any related party transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On July 1, 2022, the Company issued a press release announcing the Board changes set forth in Item 5.02 of this Current Report on Form 8-K.

A copy of the press release is furnished as Exhibit 99.1 hereto. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibits	Description

99.1	Press Release of the Company, dated July 1, 2022

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2022	CARETRUST REIT, INC.

	By:	/s/ William M. Wagner
William M. Wagner
Chief Financial Officer and Treasurer